Funds

Semi-Annual Report

June 30, 2006

Series B

ING Corporate Leaders Trust Fund

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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PRESIDENT’S LETTER

   JAMES M. HENNESSY

Dear Shareholder,

As you may recall in my last letter, I described the enthusiasm that we were experiencing here at ING Funds as we worked to bring more of the world’s investment opportunities to you, the investor.

I am happy to report that enthusiasm is continuing to thrive. We have launched a series of new international mutual funds, each created to bring more of the world’s opportunities to you.

Meanwhile, we have also heard you loud and clear. Our research tells us that many investors report that they find investing an intimidating and overly-complex endeavor. That is why ING is committed to helping investors across the country cut through the confusion and clutter. “Your future. Made easier.SM” are more than words, they represent our promise to you.

Those two objectives — bringing you more of the world’s opportunities and doing it in a way that is easier for you — are behind the development of the ING Diversified International Fund. This new Fund is among those that we launched in January but it is unique in that it is a fund-of-funds. It is also, we believe, simply an easier way to invest internationally.

The ING Diversified International Fund brings together six distinct, international mutual funds, each managed by well-known asset managers who specialize in key international sub-asset classes. What’s more, the Fund is periodically reviewed by a seasoned team of ING asset allocation experts who re-adjust the Fund’s allocation based on prevailing market conditions.

Best of all: we’ve made it easy. With just one investment, investors can now acquire a broadly diversified, actively managed international equity portfolio.

The ING Diversified International Fund marks one more way that we at ING Funds are continuing to offer you the global expertise, product innovation and world-class service that you have come to expect from us.

On behalf of everyone at ING Funds, I thank you for your continued support and loyalty. We look forward to serving you in the future.

Sincerely,

James M. Hennessy
President
ING Funds
August 11, 2006

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

For more complete information, or to obtain a prospectus on any ING fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses. The prospectus contains this information and other information about the fund. Check with your Investment Professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

MARKET PERSPECTIVE: SIX MONTHS ENDED JUNE 30, 2006

Global equities markets as a whole started 2006 with their best first quarter since 1998. Much of the buying interest swelled from the busiest quarter for merger and acquisition activity since 2000. However, by mid way through the second quarter, reality set in as investors were gripped by fears that zealous, inflation fighting central bankers would raise interest rates by more than enough to choke off the global growth enjoyed in recent years. For the first six months of 2006, the Morgan Stanley Capital International (“MSCI”) World® Index(1) in dollars, including net reinvested dividends, gained 6.1%, but more than half of this was due to U.S. dollar weakness. An initially slow retreat gathered pace, spurred by communication from the G7 Finance Ministers and Central Bank of Governors that seemed to sanction a lower dollar. The currency slid 7.4%, 6.8% and 2.8%, respectively, against the euro, pound and yen for the six months ended June 30, 2006.

Alan Greenspan may have retired in January 2006, after 18 years as Chairman of the Federal Reserve Board (“Fed”), but the issue didn’t change for most investors, not just those in U.S. fixed income securities: when would the Federal Open Market Committee (“FOMC”) stop raising interest rates? By April 2006, Greenspan’s successor, Ben Bernanke seemed to be hinting that after a sixteenth increase on May 10, the FOMC might pause. Stock markets took heart, but with commodities prices making new records, the combination of inflationary pressures and a Fed apparently about to go on hold led commentators to wonder if Mr. Bernanke was just a little bit soft on inflation. In fact, he had never meant to signal a pause. The respected academic who espoused plain-speaking openness to make policy clear had instead succeeded in achieving the opposite. He needed to re-establish his inflation fighting credentials by going on the offensive.

Over the next few weeks, every one of his FOMC colleagues would stress publicly that inflation was the prime concern. By June 13, the yield curve inverted for the second time this year, investors fearing that the FOMC had tough-talked themselves into protracted rate increases, even as the economy was obviously cooling. This was evidenced by a shockingly weak employment report on June 2 and a slumping housing market that had been the source of much of the consumer spending in the last few years. So the seventeenth interest rate increase to 5.25% on June 29 surprised no one, but at least it was couched in balanced language that raised hopes the FOMC might at last be done. Then again, the quarter ended with every yield on the Treasury curve lower than the federal funds rate: the market’s vote that the FOMC had already gone too far. For the half-year, the 10-year U.S. Treasury yield rose by 74 basis points to 5.14%, the three-month U.S. Treasury rate by 88 basis points to 4.86%, while the Lehman Brothers Aggregate Bond Index(2) of investment grade bonds lost 72 basis points for the six months ended June 30, 2006.

U.S. equities in the form of the Standard & Poor’s 500® Composite Stock Price (“S&P 500®”) Index(3), rose 2.7% including dividends, in the first half of 2006 and traded at a price-to-earnings (“P/E”) ratio of 14.8 for the current fiscal year. Stocks had actually become cheaper in the last 12 months as prices had only reflected about half of the increase in corporate profits in that time. Indeed, first quarter profits registered double-digit year-over-year growth for the eleventh straight quarter. Nevertheless, investors seemed only to have eyes for interest rates. After the best first quarter for the market since 1999, investors were encouraged through early May 2006 as the events described above suggested an imminent end to the tightening cycle. The S&P 500® Index even reached a five-year high at its best level on May 5, 2006. In spite of this, these hopes were soon dashed by the hawkish rhetoric from the FOMC and from there stocks fell nearly 4% to the end of the quarter. Only the less uncompromising language in the FOMC’s June 29, 2006 statement prevented the loss from being 2% worse.

In international markets, the pattern of results resembled that of the U.S.: strong through early May 2006, a sharp drop to mid-June 2006, partially reversed in the last two weeks. Because of significant currency movements, returns are based on MSCI indices in local currencies including net dividends. Japan continued where it left off in 2005 and by May 8, 2006 the market was up 8.9% on bullish news about rising wages, an end to deflation and an evidently sustainable gross domestic product (“GDP”) growth path. Unfortunately, over the next month stocks plunged 15.3% as U.S. interest rate fears combined with signals from the Bank of Japan that local interest rates were about to rise for the first time in six years. The market closed the six months ended June 30, 2006 down 1.3% based on the MSCI Japan® Index(4) after a late rebound. European ex UK markets were initially supported by widespread merger and acquisition activity amid clear signs of improving

MARKET PERSPECTIVE: SIX MONTHS ENDED JUNE 30, 2006

growth, business confidence and falling unemployment, and despite a 25 basis point rate increase in March. At their May 9, 2006 high, stocks had returned 12.2% for the year. But events in the U.S. and another 25 basis points increase in euro interest rates, as inflation remained stubbornly above the 2% target, sent stocks into negative territory by mid-June, before recovering to a 4.8% gain for the half year based on MSCI Europe ex UK® Index(5). By May 9, 2006, UK equities were up 9.8% boosted by acquisition-prone financials and the large energy and materials sectors, as commodity prices surged. The reversal in these prices and interest rate concerns dragged the market down 9.3% by mid-June. Rebounding energy prices and improved economic data allowed more than half of this loss to be retraced and stocks closed the six months ended June 30, 2006 ahead by 5.5% based on the MSCI UK® Index(6).

(1)  The MSCI World® Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2)  The Lehman Brothers Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(3)  The Standard & Poor’s 500® Composite Stock Price Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(4)  The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(5)  The MSCI Europe ex UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(6)  The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Funds’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of the ING Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

ING CORPORATE LEADERS TRUST FUND	PORTFOLIO MANAGERS’ REPORT

Industry Allocation

as of June 30, 2006

as a percent of net assets

Portfolio holdings are subject to change daily.

Portfolio Management Team: The portfolio is not actively managed.

Goal: ING Corporate Leaders Trust Fund (the “Trust”) seeks long-term capital growth and income through investment generally in an equal number of shares of the common stocks of a fixed list of American blue-chip corporations.

Performance: For the six months ended June 30, 2006, the Trust returned 5.54% compared to the Standard & Poor’s 500 Composite® Stock Price (“S&P 500”) Index(1), which returned 2.71% for the same period.

Portfolio Specifics: The Trust outperformed its S&P 500 benchmark due primarily due to an overweight position in energy and industrials and its lack of exposure to information technology and health care, which were the two worst performing sectors in the benchmark for the period. The Trust’s holdings of Burlington Northern, Marathon Oil and ExxonMobil provided the most significant excess returns. In the energy sector, Marathon Oil performed well based on its dual exposure to commodity leverage and the domestic refining and marketing segment. ExxonMobil benefited from a strong pipeline of exploration and production development projects, as well as strong domestic refining margins in the United States.

Returns attributable to stock selection negatively impacted results, specifically within the consumer, financial and materials sectors. Dow Chemical, Fortune Brands and General Electric were the individual holdings that detracted most from performance. In the consumer sector, Fortune Brands underperformed because of the company’s housing exposure, as investor sentiment has become very negative on anything related to housing. General Electric underperformed due to lackluster operating leverage despite strong sales growth.

Market Outlook: On June 29, the second day of the FOMC’s June meeting, anchors on television business shows were asking strategists if the market downdraft was over. Between May 10, the date of the previous FOMC meeting, and June 13, when markets around the world hit a low for the year, the S&P 500 lost over 7% of its value; markets abroad fared even worse. The debate was on as to what had caused the sell-off when the FOMC raised the Fed funds rate another 25 basis points. More importantly, it accompanied that move with a statement containing more dovish language than previous statements. Just as it had earlier this year when statements or minutes suggested a pause in the tightening round might be near, the stock market took off, with the S&P 500 gaining 27 points or 2.2% that day.

It seems the market concluded that the May-June selloff was a mid-cycle correction and not the beginning of a bear market. Is this new-found optimism justified, or is the market becoming complacent once again?

Our view is that the current economic expansion in the United States is likely to continue, but at a more modest pace than in the last 12 months. The long-awaited softening of the housing market is here, but it is far from the collapse that some feared. Nationally, house price appreciation has moderated to an 8.1% annualized rate in 1Q — the slowest rate since the first quarter of 2004, but still stronger than many would expect. The anticipated decline in residential investment and its knock-on effect on other industries should result in a decline in the real GDP growth rate to around 3% in the second half of this year. The consensus among stock analysts is that earnings for the S&P 500 will grow by 14.3% in 2006 and by 10.6% in 2007. The deceleration in real growth we expect in the second half of the year should help bring inflation down.

We remain constructive on the medium-term outlook for some stocks. In contrast to 2004, nearly all central banks are tightening, and are likely to continue. The ramifications of this have still not been fully felt, in our view. It appears that ample global liquidity was one of the main supports for the strong performance of traditionally riskier asset classes since 2003. As central banks continue to withdraw liquidity, those asset classes appear vulnerable. In this environment, it makes sense to favor higher-quality large-cap stocks.

Top Ten Holdings
as of June 30, 2006
(as a percent of net assets)

ExxonMobil Corp.	17.3%
Burlington Northern Santa Fe Corp.	12.8%
General Electric Co.	6.7%
Citigroup, Inc.	6.5%
ChevronTexaco Corp.	6.2%
Procter & Gamble Co.	5.5%
Praxair, Inc.	5.5%
Union Pacific Corp.	5.0%
Marathon Oil Corp.	4.5%
Fortune Brands, Inc.	3.8%

(1)  The Standard & Poor’s 500® Composite Stock Price Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

All indices are unmanaged and investors cannot invest directly in an index.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Participation Holders and Trustee of
ING Corporate Leaders Trust Fund

We have audited the accompanying statement of assets and liabilities of ING Corporate Leaders Trust Fund — Series B, a series of ING Corporate Leaders Trust Fund, including the portfolio of investments, as of June 30, 2006, and the related statement of operations for the six-month period then ended, the statements of changes in net assets for the six-month period then ended and for the year ended December 31, 2005, and the financial highlights for the six-months period then ended and for each of the years in the three-year period ended December 31, 2005. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for periods prior to January 1, 2003 were audited by other auditors whose report thereon dated February 28, 2003, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2006 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above, except those identified as having been audited by other auditors, present fairly, in all material respects, the financial position of ING Corporate Leaders Trust Fund — Series B, as of June 30, 2006, the results of its operations, the changes in its net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
August 28, 2006

STATEMENTS OF ASSETS AND LIABILITIES AS OF JUNE 30, 2006

ASSETS:
Investments in securities at value (identified cost $249,401,942)	$357,853,994
Cash	3,590,408
Restricted cash (Note 2)	582,758
Receivables:
Investment securities sold	2,255,323
Fund shares sold	643,656
Dividends and interest	555,541
Prepaid expenses	21,378
Total assets	365,503,058

LIABILITIES:
Accrued Sponsor’s maintenance fees payable	118,135
Payable for custody and accounting fees	12,940
Payable for trust shares repurchased	2,972,068
Payable for shareholder reporting expense	23,148
Payable for professional fees	43,156
Payable for transfer agent fees	24,603
Payable for trustee fees	1,931
Distributions payable	582,758
Other accrued expenses and liabilities	2,089
Total liabilities	3,780,828
NET ASSETS:
Balance applicable to Trust shares at June 30, 2006, equivalent to $19.50 per participation on 18,546,633 participations outstanding	$361,722,230

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2006

INVESTMENT INCOME:
Dividends	$4,712,219
Total investment income	4,712,219

EXPENSES:
Sponsor maintenance fees (Note 4)	739,807
Transfer agent fees	76,858
Trustee fees (Note 4)	543
Shareholder reporting expense	28,227
Registration and filing fees	1,539
Professional fees	35,983
Custody and accounting expense (Note 4)	13,756
Miscellaneous expense	24,954
Total expenses	921,667
Net investment income	3,790,552

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	5,933,263
Net change in unrealized appreciation or depreciation on investments	10,305,994
Net realized and unrealized gain on investments	16,239,257
Increase in net assets resulting from operations	$20,029,809

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2006	Year Ended December 31, 2005
FROM OPERATIONS:
Net investment income	$3,790,552	$6,625,185
Net realized gain on investments	5,933,263	5,937,987
Net change in unrealized appreciation or depreciation on investments	10,305,994	19,684,700
Net increase in net assets resulting from operations	20,029,809	32,247,872

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(3,760,709)	(6,579,641)
Net realized gains	—	(2,328,610)
Return of capital	—	(8,025,977)
Total distributions	(3,760,709)	(16,934,228)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	19,927,507	104,970,634
Dividends reinvested	3,177,951	14,297,653
	23,105,458	119,268,287
Cost of shares redeemed	(41,619,305)	(75,481,091)
Net increase (decrease) in net assets resulting from capital share transactions	(18,513,847)	43,787,196
Net increase (decrease) in net assets	(2,244,747)	59,100,840

NET ASSETS:
Beginning of period	363,966,977	304,866,137
End of period	$361,722,230	$363,966,977

See Accompanying Notes to Financial Statements

ING CORPORATE LEADERS TRUST FUND	FINANCIAL HIGHLIGHTS

Selected data for a participation outstanding throughout each year.

	Six Months Ended June 30,		Year Ended December 31,
	2006		2005		2004	2003		2002	2001
Per Share Operating Performance:
Net asset value, beginning of period	$18.67		17.77		15.47	12.55		14.67	15.28
Income (loss) from investment operations:
Net investment income	$0.20	*	0.36	*	0.32	0.32		0.27	0.24
Net realized and unrealized gain (loss) on investments	$0.83		1.44		2.31	2.90		(2.00)	(0.49)
Total income (loss) from investment operations	$1.03		1.80		2.63	3.22		(1.73)	(0.25)

Less distributions/allocations from:
Net investment income	$0.20		0.35		0.32	0.30		0.27	0.24
Net realized gain (loss)	$—		0.12		0.01	—		(0.34)	(0.02)
Income and realized gain included in redemptions	$—		—		—	—		0.00 **	0.03
Tax return of capital	$—		0.43		—	0.00	*	0.46	0.11
Total distributions	$0.20		0.90		0.33	0.30		0.39	0.36
Net asset value, end of period	$19.50		18.67		17.77	15.47		12.55	14.67
Total Return(1)%	5.54		10.36		17.14	25.93		(11.90)	(1.65)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$361,722		363,967		304,866	272,063		237,441	291,085
Ratios to average net assets:
Expenses(2)%	0.50		0.50		0.58	0.59		0.63	0.64
Net investment income(2)%	2.05		1.93		2.00	2.28		1.98	1.73

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions/allocations at net asset value. Total return for less than one year is not annualized.
(2)	Annualized for periods less than one year.
*	Per share data calculated using average number of shares outstanding throughout the period.
**	Amount represents less than $0.005 per share.

See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS AS OF JUNE 30, 2006

NOTE 1 — NATURE OF BUSINESS AND BASIS OF PRESENTATION

ING Corporate Leaders Trust Fund (the “Trust”) is an unincorporated Unit Investment Trust registered as such with the Securities and Exchange Commission. Series B of the Trust commenced operations in 1941 as a series of ING Corporate Leaders Trust Fund, which was created under a Trust Indenture dated November 18, 1935, as amended.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

A.                         Valuation of Securities. Investments are stated at value based on the last sale price on the principal exchange on which the security is traded prior to the time the Trust’s assets are valued. Investments for which no sale is reported, or which are traded over-the-counter, are valued at the mean between bid and ask prices. Short-term securities with 60 days or less to maturity are valued at amortized cost.

B.                           Income Taxes. No provision for Federal income taxes is made since the Trust, under applicable provisions of the Internal Revenue Code, is trusted as a Grantor Trust and all its income is taxable to the holders of participations.

C.                           Distributions to Participation Holders. Semi-annual distributions will be reinvested at net asset value in additional participations of the Trust unless the Participant notifies the Trustee to pay such distributions in cash.

D.                          Other. Investment transactions are recorded on the trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

E.                            Accounting Estimates. The preparation of financial statements in accordance with U.S. generally accepted accounting principles for investment companies requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F.                            Restricted Cash. All cash held in the distributable fund throughout the period is intended solely for distributions.

NOTE 3 — DISTRIBUTIONS/ALLOCATIONS

During the six months ended June 30, 2006, distributions from net investment income were $3,760,709, equivalent to $0.20 per participation. During the year ended December 31, 2005, distributions from net investment income were $6,579,641 equivalent to $0.35 per participation including amounts paid as equalization to redeeming participation holders.

During the six months ended June 30, 2006, there were no distributions of net realized gains. During the year ended December 31, 2005, the distributions of net realized gains were $2,328,610, equivalent to $0.12 per participation.

During the six months ended June 30, 2006, there were no distributions of tax return of capital. During the year ended December 31, 2005, distributions of tax return of capital were $8,025,977, equivalent to $0.43 per participation.

The distributions/allocations presented above do not reflect the reinvestment, if any, of that portion from the sale of securities (other than stock units) representing the cost of the securities sold which is distributed and then reinvested in additional participations. In addition, any gain on the sale of stock units to provide funds for the redemption of participations is non-distributable and remains a part of the principal account.

Effective June 1, 1998, the Trust amended its Trust indenture requiring that additional shares of common stocks received as a result of a stock split shall remain assets of the Trust.

NOTE 4 — TRUSTEE, SPONSOR AND OTHER RELATED PARTY FEES

The Bank of New York (the “Trustee”) serves as Trustee for the Trust. The Trustee receives an annual Trustee fee, as well as fees for acting as custodian and for providing portfolio accounting and record keeping services, which aggregated to $14,299 for the six months ended June 30, 2006.

ING Investments, LLC (the “Sponsor”) serves as sponsor to the Trust. The Trust pays a maintenance fee to the Sponsor equal, on an annual basis, of 0.40% of the average daily net assets of the Trust.

NOTES TO FINANCIAL STATEMENTS AS OF JUNE 30, 2006 (CONTINUED)

NOTE 5 — INVESTMENT TRANSACTIONS

During the six months ended June 30, 2006, the cost of purchases and proceeds of sales of investment securities were $1,994,266 and $20,971,960, respectively.

The cost of investment securities as well as realized security gains and losses are based on the identified cost basis. The cost of investments for Federal income taxes is the same as that reported in the Trust’s financial statements.

As of June 30, 2006, net unrealized appreciation of portfolio securities was $108,452,052, comprised of unrealized appreciation of $117,104,901 and unrealized depreciation of $8,652,849.

NOTE 6 — SOURCE OF NET ASSETS

As of June 30, 2006, the Trust’s net assets were comprised of the following amounts:

Capital contributions and non-distributable realized gains retained in principal account	$252,919,261
Unrealized appreciation in value of securities	108,452,052
Principal account	361,371,313
Income and distributable fund	350,917
Total net assets	$361,722,230

NOTE 7 — PARTICIPATIONS ISSUED AND REDEEMED

During the periods indicated, participations were issued and redeemed as follows:

	Number of Participations
	Six Months Ended June 30, 2006	Year Ended December 31, 2005
Issued on payments from holders	1,022,771	5,664,758
Issued on reinvestment of dividends and distributions	162,893	797,015
Redeemed	(2,131,053)	(4,126,217)
Net increase (decrease)	(945,389)	2,335,556

NOTE 8 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS

In 2004 ING Investments has reported to the Boards of Directors/Trustees (the “Boards”) of the ING Funds that, like many U.S. financial services companies, ING Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. ING Investments has advised the Boards that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, ING Investments reported that management of U.S. affiliates of ING Groep N.V., including ING Investments (collectively, “ING”), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING’s internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING’s variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Board.

ING Investments has advised the Board that most of the identified arrangements were initiated prior to ING’s acquisition of the businesses in question in the U.S. ING Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, ING Investments has advised the Board that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

In September 2005, ING Funds Distributor, LLC (“IFD”), the distributor of certain ING Funds, settled an administrative proceeding with the NASD regarding three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then-Pilgrim Funds, which subsequently became part of the ING Funds, entered into formal and informal arrangements that permitted frequent trading. Under the terms of the Letter of Acceptance, Waiver and Consent (“AWC”) with the NASD, under which IFD neither admitted nor denied the allegations or findings, IFD consented to the following sanctions: (i) a censure; (ii) a fine of $1.5 million; (iii) restitution of approximately $1.44 million to certain ING Funds for losses attributable to excessive trading described in the AWC; and (iv) agreement to make certification to NASD regarding the review and establishment of certain procedures.

NOTES TO FINANCIAL STATEMENTS AS OF JUNE 30, 2006 (CONTINUED)

NOTE 8 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

In addition to the arrangements discussed above, in 2004 ING Investments reported to the Board that, at that time, these instances include the following, in addition to the arrangements subject to the AWC discussed above:

•                  Aeltus Investment Management, Inc. (a predecessor entity to ING Investment Management Co.) has identified two investment professionals who engaged in extensive frequent trading in certain ING Funds. One was subsequently terminated for cause and incurred substantial financial penalties in connection with this conduct and the second has been disciplined.

•                  ReliaStar Life Insurance Company (“ReliaStar”) entered into agreements seven years ago permitting the owner of policies issued by the insurer to engage in frequent trading and to submit orders until 4pm Central Time. In 2001 ReliaStar also entered into a selling agreement with a broker-dealer that engaged in frequent trading. Employees of ING affiliates were terminated and/or disciplined in connection with these matters.

•                  In 1998, Golden American Life Insurance Company entered into arrangements permitting a broker-dealer to frequently trade up to certain specific limits in a fund available in an ING variable annuity product. No employee responsible for this arrangement remains at the company.

For additional information regarding these matters, you may consult the Form 8-K and Form 8-K/A for each of four life insurance companies, ING USA Annuity and Life Insurance Company, ING Life Insurance and Annuity Company, ING Insurance Company of America, and ReliaStar Life Insurance Company of New York, each filed with the Securities and Exchange Commission (the “SEC”) on October 29, 2004 and September 8, 2004. These Forms 8-K and Forms 8-K/A can be accessed through the SEC’s Web site at http://www.sec.gov. Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Board are the only instances of such trading respecting the ING Funds.

ING Investments reported to the Board that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, ING Investments advised the Board that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING’s acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, ING Investments reported that given ING’s refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•                  ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the Securities and Exchange Commission. ING Investments reported to the Board that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

•                  ING updated its Code of Conduct for employees reinforcing its employees’ obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

•                  The ING Funds, upon a recommendation from ING, updated their respective Codes of Ethics applicable to investment professionals with ING entities and certain other fund personnel, requiring such personnel to pre-clear any purchases or sales of ING Funds that are not systematic in nature (i.e., dividend reinvestment), and imposing minimum holding periods for shares of ING Funds.

•                  ING instituted excessive trading policies for all customers in its variable insurance and retirement products and for shareholders of the ING Funds sold to the public through financial intermediaries. ING does not make exceptions to these policies.

•                  ING reorganized and expanded its U.S. Compliance Department, and created an Enterprise Compliance team to enhance controls and consistency in regulatory compliance.

The New York Attorney General and other federal and state regulators are also conducting broad inquiries and investigations involving the insurance industry. These initiatives currently focus on, among other things, compensation and other sales incentives; potential conflicts of interest; potential anti-competitive activity; reinsurance; marketing practices (including suitability); specific product types (including

NOTES TO FINANCIAL STATEMENTS AS OF JUNE 30, 2006 (CONTINUED)

NOTE 8 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

group annuities and indexed annuities); fund selection for investment products and brokerage sales; and disclosure. It is likely that the scope of these industry investigations will further broaden before they conclude. ING has received formal and informal requests in connection with such investigations, and is cooperating fully with each request. In connection with one such investigation, affiliates of Investments have been named in a petition for relief and cease and desist order filed by the New Hampshire Bureau of Securities Regulation concerning ING’s administration of the New Hampshire state employees deferred compensation plan. ING is cooperating with this regulator to resolve the matter. Other federal and state regulators could initiate similar actions in this or other areas of ING’s businesses.

These regulatory initiatives may result in new legislation and regulation that could significantly affect the financial services industry, including businesses in which ING is engaged.

In light of these and other developments, ING continuously reviews whether modifications to its business practices are appropriate.

At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

PORTFOLIO OF INVESTMENTS
ING CORPORATE LEADERS TRUST FUND	AS OF JUNE 30, 2006

Securities	Number of Shares	Cost	Market Value
Common Stock: 98.9%
Agriculture: 3.4%
Gallaher Group PLC ADR @@	194,800	$7,565,302	$12,182,792
Chemicals: 11.4%
Dow Chemical Co.	340,767	11,609,857	13,300,136
El DuPont de Nemours & Co.	194,800	10,313,761	8,103,680
Praxair, Inc.	368,300	10,875,097	19,888,200
		32,798,715	41,292,016
Cosmetics/Personal Care: 5.5%
Procter & Gamble Co.	359,000	15,754,139	19,960,400
Diversified Financial Services: 6.5%
Citigroup, Inc.	488,266	17,538,670	23,553,952
Electric: 8.0%
Ameren Corp.	194,800	8,943,371	9,837,400
Consolidated Edison, Inc.	194,800	8,197,480	8,656,912
NiSource, Inc.	470,208	11,661,489	10,269,343
		28,802,340	28,763,655
Household Products/Wares: 4.0%
Acco Brands Corp. *	33,235	608,550	727,847
Fortune Brands, Inc.	194,800	10,373,658	13,832,748
		10,982,208	14,560,595
Media: 2.6%
CBS Corp. - Class B	89,000	2,454,744	2,407,450
Comcast Corp. *	116,722	4,144,892	3,821,478
Viacom, Inc. *	89,000	3,944,150	3,189,760
		10,543,786	9,418,688
Miscellaneous Manufacturing: 10.1%
Eastman Kodak Co.	194,800	8,557,868	4,632,344
General Electric Co.	730,600	18,089,461	24,080,576
Honeywell International, Inc.	194,800	7,549,103	7,850,440
		34,196,432	36,563,360
Oil and Gas: 27.9%
ChevronTexaco Corp.	360,400	15,630,262	22,366,424
ExxonMobil Corp.	1,017,700	31,821,942	62,435,895
Marathon Oil Corp.	194,800	7,438,413	16,226,840
		54,890,617	101,029,159
Retail: 1.3%
Foot Locker, Inc.	194,800	4,047,531	4,770,652
Telecommunications: 0.4%
AT&T Corp.	53,197	1,309,384	1,483,664
Transportation: 17.8%
Burlington Northern Santa Fe Corp.	582,542	19,162,545	46,166,453
Union Pacific Corp.	194,800	11,810,273	18,108,608
		30,972,818	64,275,061
Total Investments: 98.9%		$249,401,942	$357,853,994
Other Assets and Liabilities - Net: 1.1%			3,868,236
Total Net Assets: 100.0%			$361,722,230

*	Non-Income Producing
@@	Foreign Issuer
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The Bank of New York serves as Trustee for the Trust. The Trust does not have a Board of Directors/Trustees nor does it have any Officers.

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ING Funds Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund’s prospectus. Investors may obtain a copy of a prospectus of any ING Fund by calling (800) 992-0180 or by going to www.ingfunds.com.

Domestic Equity and Income Funds	Global Equity Funds
ING Balanced Fund	ING Global Equity Dividend Fund
ING Convertible Fund	ING Global Real Estate Fund
ING Equity Income Fund	ING Global Science and Technology Fund
ING Real Estate Fund	ING Global Value Choice Fund

Domestic Equity Growth Funds	International Equity Funds
ING 130/30 Fundamental Research Fund	ING Emerging Countries Fund
ING Disciplined LargeCap Fund	ING Foreign Fund
ING Fundamental Research Fund	ING Greater China Fund
ING Growth Fund	ING Index Plus International Equity Fund
ING LargeCap Growth Fund	ING International Fund
ING MidCap Opportunities Fund	ING International Capital Appreciation Fund
ING Opportunistic LargeCap Fund	ING International Growth Fund
ING SmallCap Opportunities Fund	ING International Real Estate Fund
ING Small Company Fund	ING International SmallCap Fund
ING International Value Fund
Domestic Equity Index Funds	ING International Value Choice Fund
ING Index Plus LargeCap Fund	ING Precious Metals Fund
ING Index Plus MidCap Fund	ING Russia Fund
ING Index Plus SmallCap Fund
International Fixed-Income Fund
Domestic Equity Value Funds	ING Emerging Markets Fixed Income Fund
ING Financial Services Fund
ING LargeCap Value Fund	International Fund-of-Funds
ING MagnaCap Fund	ING Diversified International Fund
ING MidCap Value Fund
ING MidCap Value Choice Fund	Loan Participation Fund
ING SmallCap Value Fund	ING Senior Income Fund
ING SmallCap Value Choice Fund
Money Market Funds*
Fixed-Income Funds	ING Aeltus Money Market Fund
ING GNMA Income Fund	ING Classic Money Market Fund
ING High Yield Bond Fund
ING Intermediate Bond Fund	Strategic Allocation Funds
ING National Tax-Exempt Bond Fund	ING Strategic Allocation Conservative Fund
ING Strategic Allocation Growth Fund
ING Strategic Allocation Moderate Fund

*            An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Registrant uses to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling Shareholder Services toll-free at 1-800-992-0180; (2) on the ING Funds’ website at www.ingfunds.com and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Registrants voted proxies related to portfolio securities during the most recent 12-month period ended December 31 is available without charge on the ING Funds’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Registrant files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Registrant’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Registrant’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and is available upon request from the Registrant by calling Shareholder Services toll-free at 1-800-992-0180.

Sponsor	Transfer Agent
ING Investments, LLC	DST Systems, Inc.
7337 East Doubletree Ranch Road	P.O. Box 419368
Scottsdale, Arizona 85258	Kansas City, Missouri 64141

Administrator	Trustee/Custodian
ING Funds Services, LLC	The Bank of New York
7337 East Doubletree Ranch Road	One Wall Street
Scottsdale, Arizona 85258	New York, New York 10286

Distributor	Legal Counsel
ING Funds Distributor, LLC	Dechert LLP
7337 East Doubletree Ranch Road	1775 I Street, N.W.
Scottsdale, Arizona 85258	Washington, D.C. 2000
1-800-992-0180

Independent Registered Public Accounting Firm
KPMG LLP
99 High Street
Boston, Massachusetts 02110

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

PRSAR-CLTB	(0606-082906)